Roundhill Video Games ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Internet - 4.9%
NCSoft Corp.	3,385	$343,442
Webzen, Inc.	39,311	355,067
Wemade Co. Ltd. (a)	14,329	281,228
		979,737

Software - 78.4%(b)
AppLovin Corp. - Class A (a)	8,417	2,230,253
Capcom Co. Ltd.	23,800	583,143
CD Projekt SA	8,221	448,996
COLOPL, Inc.	113,800	368,324
Com2uS Corp.	11,631	330,565
DeNA Co. Ltd. (a)(c)	15,200	356,774
Electronic Arts, Inc.	8,522	1,231,599
Embracer Group AB (a)	34,667	365,199
Everplay Group PLC (a)	130,805	469,368
GREE Holdings, Inc.	100,700	395,958
GungHo Online Entertainment, Inc.	20,100	392,551
IGG, Inc.	693,000	323,328
Kakao Games Corp. (a)	33,468	326,611
Koei Tecmo Holdings Co. Ltd.	30,200	397,140
Konami Group Corp.	4,800	564,291
Krafton, Inc. (a)	2,447	555,872
MIXI, Inc.	16,100	355,828
Modern Times Group MTG AB - Class B (a)	34,406	388,412
Netmarble Corp. (d)	12,270	326,228
Nexon Co. Ltd.	37,700	514,297
Paradox Interactive AB	19,623	355,926
Pearl Abyss Corp. (a)	17,147	349,345
ROBLOX Corp. - Class A (a)	21,036	1,226,188
Square Enix Holdings Co. Ltd.	9,800	455,726
Stillfront Group AB (a)	605,541	286,702
Take-Two Interactive Software, Inc. (a)	6,059	1,255,728
Ubisoft Entertainment SA (a)	32,925	396,736
Unity Software, Inc. (a)(c)	22,128	433,488
		15,684,576

Toys/Games/Hobbies - 16.3%
Bandai Namco Holdings, Inc.	19,800	662,560
Nintendo Co. Ltd.	38,500	2,602,882
		3,265,442
TOTAL COMMON STOCKS (Cost $17,711,297)		19,929,755

SHORT-TERM INVESTMENTS - 4.1%		Value
Investments Purchased with Proceeds from Securities Lending - 4.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (e)	808,642	808,642

Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (e)	12,738	12,738
TOTAL SHORT-TERM INVESTMENTS (Cost $821,380)		821,380

TOTAL INVESTMENTS - 103.7% (Cost $18,532,677)		20,751,135
Liabilities in Excess of Other Assets - (3.7)%		(742,127)
TOTAL NET ASSETS - 100.0%		$20,009,008
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $742,029 which represented 3.7% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $326,228 or 1.6% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill Video Games ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$19,929,755	$–	$–	$19,929,755
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	808,642
Money Market Funds	12,738	–	–	12,738
Total Investments	$19,942,493	$–	$–	$20,751,135

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $808,642 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
Japan	$7,649,474	38.3%
United States	7,198,636	36.1
South Korea	2,868,358	14.3
Sweden	1,396,239	6.9
United Kingdom	469,368	2.3
Poland	448,996	2.2
France	396,736	2.0
Singapore	323,328	1.6
Liabilities in Excess of Other Assets	(742,127)	(3.7)
	$20,009,008	100.0%